                                                                    EXHIBIT 10.3
                      NAVIGATION TECHNOLOGIES CORPORATION

                            1996 STOCK OPTION PLAN



     1.   Purposes of the Plan.  The purposes of this Stock Option Plan are to
          --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Affiliates and to promote the success of the Company's business. Options granted under the Plan shall be Supplemental Stock Options.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)   "Administrator" means the Board or any of its Committees
                -------------
appointed pursuant to Section 4 of the Plan.

          (b)  "Affiliate" means any corporation or any other entity
                ---------
(including, but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with the Company.

          (c)  "Board" means the Board of Directors of the Company.
                -----

          (d)   "Committee"  means a Committee appointed by the Board of
                 ---------
Directors in accordance with Section 4 of the Plan.

          (e)  "Common Stock" means the Common Stock of the Company.
                ------------

          (f)  "Company" means Navigation Technologies Corporation, a Delaware
                -------
corporation.

          (g)  "Consultant" means any person who is engaged by the Company or
                ----------
any Affiliate to render consulting, advisory or other services and is compensated for such services, and any director of the Company or any Affiliate whether compensated for such services or not.

          (h)  "Employee" means any person, including officers and directors,
                --------
employed by the Company or any Affiliate.

          (i)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined in good faith by the Administrator.

          (j)  "Misconduct" means the commission of any act affecting employment
                ----------
which involves (1) dishonesty, fraud or criminal conduct by Optionee, (2) Optionee's knowing and willful violation of a material Company written policy or a lawful direction by an authorized executive officer or the Board, (3) Optionee's engaging in any activity in competition with the Company or its subsidiaries in a material manner (excluding a less than 5% investment in any public company), or (4) Optionee's knowing unauthorized disclosure of confidential material, proprietary information or trade secrets of the Company.

          (k)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (l)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (m)  "Optionee" means an Employee or Consultant who receives an
                --------
Option, or any person to whom such an Option is transferred.

          (n)  "Plan" means this 1996 Stock Option Plan.
                ----

          (o)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 below.

          (p)  "Supplemental Stock Option" means an Option not intended to
                -------------------------
qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4.   Administration of the Plan.  The Plan shall be administered by the
          --------------------------
Board or a Committee appointed by the Board, which Committee shall be constituted to satisfy the legal requirements, if any, relating to the administration of stock option plans or the issuance of Shares upon exercise of the Options ("Applicable Law"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Law.

          (a)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(i) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(c) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to provide for the early exercise of Options for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine; and

               (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (b)  Effect of Administrator's Decision.  All decisions,
               ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.
          -----------

          (a) Options may be granted to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee's employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon its adoption by
          ------------
the Board of Directors.  It shall continue in effect until terminated under
Section 13 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Notice of Grant.

     8.   Option Exercise Price and Consideration.  The per share exercise price
          ---------------------------------------
for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist of any form of consideration acceptable to the Administrator and permitted by Applicable Law. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.  Upon
               ----------------------------------------------------
termination of an Optionee's status as an Employee or Consultant, the Optionee may exercise his or her Option, only if and within such period of time as may be specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). To the extent that the Notice of Grant permits the Optionee to exercise his or her Option after the termination of Optionee's employment or consulting relationship, different periods of time may be specified in the Notice of Grant for terminations resulting from death, Disability or any other reason specified in the Notice of Grant. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time, if any, specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Notwithstanding the above, if Optionee commits an act of Misconduct, the Option shall immediately terminate as of and at the time of such act of Misconduct, and the Shares covered by the unexercised portion of such Option shall revert to the Plan, or if this Option has been exercised subsequent to such Misconduct, the Company may within ninety (90) days after the Board or the Company's chief executive officer has knowledge of the Misconduct, at its option, either (i) rescind such exercise and recover the Shares issued to Optionee upon returning to Optionee the exercise price for such Shares or (ii) if Optionee has sold the Shares, recover from Optionee the net proceeds from the sale of such Shares less such exercise price and plus interest on such difference at 8% per annum from the exercise date to the date such difference is paid by Optionee to the Company.

               In the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's status as an Employee or Consultant shall not be considered terminated solely as a result of such change in status.

          (c)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10.   Non-Transferability of Option.  Unless otherwise specified by the
          -----------------------------
Administrator in the Notice of Grant, this option may not be sold, pledged, assigned hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    11.   Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such out standing Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consum mation of such proposed action.

          (c)  Merger or Asset Sale.  In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    12.   Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    13.   Amendment and Termination of the Plan.  The Board may at any time
          -------------------------------------
amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would materially impair the rights of any Optionee under any grant theretofore made, without his or her written consent.

    14.   Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Law.

    15.   Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16.   Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Administrator shall approve from time to time.

    17.   Arbitration.  Each stock option agreement shall contain a provision
          -----------
submitting to arbitration all claims, disputes, or controversies arising out of, relating to, or in connection with such stock option agreement.

                      NAVIGATION TECHNOLOGIES CORPORATION
                             1996 STOCK OPTION PLAN
                                NOTICE OF GRANT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Optionee's Name and Address]
- -----------------------------

- -----------------------------

     You have been granted a Supplemental Stock Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

     Grant Number                        ____________________

     Date of Grant                       ____________________

     Vesting Commencement Date           July 1, 1996

     Exercise Price per Share            $0.85

     Total Number of Shares Granted      ____________________

     Total Exercise Price                $___________________

     Term/Expiration Date:               ____________________


     Vesting Schedule:
     ----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     Six forty-eighths (6/48ths) of the Shares subject to this Option shall vest six (6) months after the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to this Option shall vest on the first day of each month thereafter.

     Termination Period:
     ------------------

     Except as provided herein, this Option may be exercised for three (3) months after termination of your employment or consulting relationship. In the event that you have voluntarily terminated your employment, this Option shall be exercisable for thirty (30) days after such termination. In the event of your death, this Option may be exercised for a period of eighteen (18) months, or in the event you become disabled, this Option may be exercised for a period of twelve (12) months. In the event of your change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event may this Option be exercised later than the Term/Expiration Date as provided above. If you commit an act of Misconduct, the Option shall immediately terminate as of and at the time of such act of Misconduct, and the Shares covered by the unexercised portion of such Option shall revert to the Plan, or if this Option has been exercised subsequent to such Misconduct, the Company may within ninety (90) days after the Board or the Company's chief executive officer has knowledge of the Misconduct, (i) rescind such exercise and recover the Shares issued to you upon returning to you the exercise price for such Shares or (ii) if you have sold the Shares, recover from you the net proceeds from the sale of such Shares less such exercise price and plus interest on such difference at 8% from the exercise date to the date such difference is paid by you to the Company .


                      NAVIGATION TECHNOLOGIES CORPORATION
                             1996 STOCK OPTION PLAN
                    OPTION AGREEMENT FOR NON U.S. EMPLOYEES


     1.   Grant of Option.  Navigation Technologies Corporation (the "Company"),
          ---------------
hereby grants to the Optionee (the "Optionee") named in the Notice of Grant, an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1996 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     2.   Exercise of Option.  This Option shall be exercisable during its term
          ------------------
in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

          (i)    Right to Exercise.
                 -----------------

                 (a) This Option may not be exercised for a fraction of a Share.

                 (b) In the event of Optionee's death, disability or other termination of the Optionee's status as an Employee or Consultant, the exercisability of the Option is governed by Section 6 below, subject to the limitation contained in subsection 2(i)(c).

                 (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (ii)   Method of Exercise.  This Option shall be exercisable by
                 ------------------
written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) a stock certificate evidencing such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or national market system upon which the Common Stock is then listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Optionee's Representations.  In the event the Shares purchasable
          --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4.   Method of Payment.  Payment of the Exercise Price shall be made in
          -----------------
U.S. Dollars unless otherwise determined by the Administrator and shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (i)     cash or check; or

          (ii)    wire transfer; or

          (iii) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

     5.   Lock-Up Period.  Optionee hereby agrees that in connection with any
          --------------
registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer any of the Shares during the 180-day period (or such longer or shorter period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     6.   Restrictions on Exercise.  This Option may not be exercised if the
          ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable EC, National, or U.S. securities or other laws or regulations, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7.   Termination of Relationship.  In the event an Optionee's status as an
          ---------------------------
Employee Consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Periods set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the times specified herein, the Option shall terminate.

     8.   Non-Transferability of Option.  This Option may not be sold, pledged,
          -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

    10.   Tax Consequences.  THE COMPANY MAKES NO REPRESENTATIONS OF ANY KIND
          ----------------
REGARDING THE TAXATION OF THIS OPTION AND THE SHARES PURCHASED HEREUNDER. OPTIONEE IS STRONGLY ENCOURAGED TO CONSULT THEIR PERSONAL TAX ADVISER REGARDING THE APPROPRIATE TAX TREATMENT OF THIS OPTION AND THE SHARES PURCHASED HEREUNDER. OPTIONEE ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

    11.   Arbitration.  Optionee agrees that any claim, dispute or controversy
          -----------
arising out of, relating to, or in connection with this stock option agreement shall be settled by binding arbitration pursuant to the rules and under the supervision of the recognized national arbitration institute of the country of the employee's residence. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the award of the arbitration in any court having jurisdiction thereof.

          (a) The Company and optionee shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay its counsel fees and expenses.

          (b) Optionee understands that nothing in this Section 11 modifies optionee's at-will status. Either optionee or the Company can terminate the employment relationship at any time, with or without cause.

    12.   Entire Agreement; Governing Law.  The Plan is incorporated herein by
          -------------------------------
reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the State of Delaware and the United States of America.

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT, FOR ANY PERIOD, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE. OPTIONS UNDER THE PLAN ARE GRANTED IN A DISCRETIONARY FASHION, AND THE GRANT OF ONE OR MORE OPTIONS UNDER THE PLAN SHALL NOT GIVE RISE TO A RIGHT IN ANY EMPLOYEE OR CONSULTANT TO RECEIVE ADDITIONAL OPTION GRANTS IN THE FUTURE. FURTHER, THE BOARD RETAINS THE RIGHT, IN ITS SOLE DISCRETION, TO TERMINATE THE PLAN FOR ANY REASON, OR NO REASON, AT ANY TIME.

     OPTIONEE HAS READ AND UNDERSTANDS SECTION 11, WHICH DISCUSSES ARBITRATION. OPTIONEE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, OPTIONEE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF OPTIONEE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THIS RELATIONSHIP.

     Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                           NAVIGATION TECHNOLOGIES CORPORATION


- --------------------------------    -------------------------------------------
Signature                           By


- --------------------------------    -------------------------------------------
Print Name                          Title


- --------------------------------    -------------------------------------------
Address                             Date

- --------------------------------



                               CONSENT OF SPOUSE
                               -----------------


     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



                              -------------------------------------------
                              Spouse of Optionee

                                   EXHIBIT A
                                   ---------

                      NAVIGATION TECHNOLOGIES CORPORATION

                             1996 STOCK OPTION PLAN

                     EXERCISE NOTICE FOR NON U.S. EMPLOYEES


Navigation Technologies Corporation
740 East Arques Avenue
Sunnyvale, California 94086 3833
Attention:  Secretary

     1.   Exercise of Option.  Effective as of today, ___________, 19__, the
          ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase
              --------
_________ shares of the Common Stock (the "Shares") of Navigation Technologies Corporation (the "Company") under and pursuant to the 1996 Stock Option Plan, as amended (the "Plan") and the Option Agreement dated ________, 19__ (the "Stock Option Agreement").

     2.   Representations of Optionee.  Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.   Rights as Shareholder.  Until the stock certificate evidencing such
          ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     4.   Tax Consultation.  Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.  Optionee understands and agrees that the Company shall
               -------
cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws or by-laws of the Company at the time of the issuance of the Shares:

          THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

          AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE ISSUER OF THE SHARES (THE "ISSUER") HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

          (b)  Stop-Transfer Notices.  Optionee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     6.   Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     7.   Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

     8.   Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Delaware and the United States of America excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     9.   Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

    10.   Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

    11.   Delivery of Payment.  Optionee herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

    12.   Entire Agreement.  The Plan, the Notice of Grant, and the Option
          ----------------
Agreement are incorporated herein by reference. This Agreement, the Plan, the Notice of Grant, the Option Agreement and the Investment Representation Statement (if applicable) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.


Submitted by:                       Accepted by:

OPTIONEE:                           NAVIGATION TECHNOLOGIES CORPORATION


- --------------------------------    -------------------------------------------
Signature                           By


- --------------------------------    -------------------------------------------
Print Name                          Title

- --------------------------------    -------------------------------------------
Address                             Date Accepted

- --------------------------------
                                    Address:
                                    -------
                                    740 East Arques Avenue
                                    Sunnyvale, CA 94086-3833

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


OPTIONEE          :

COMPANY           :

SECURITY          : COMMON STOCK

AMOUNT            :

DATE              :

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under then applicable state or federal securities laws.

          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

          (d) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period of time as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

          (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other regis tration exemption will be available in such event.

                                  Signature of Optionee:



                                  ----------------------------------------
                                  Date:
                                       -----------------------------------

                                      -2-